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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported): April 9, 2003 (April 8, 2003)


                           PHILIP SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                                0-30417                                  98-0131394
(State or other jurisdiction            (Commission File Number)               (IRS Employer Identification No.)
     of incorporation)



     5151 SAN FELIPE, SUITE 1600, HOUSTON, TEXAS                                             77056
      (Address of principal executive offices)                                             (Zip Code)


                                 (713) 623-8777
              (Registrant's telephone number, including area code)





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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         The existing revolving operating credit facility of Philip Services Corporation (the "Company"), which was to expire by its terms on April 8, 2003, has been extended to expire on June 2, 2003. The Company intends to use the period of the extension to prepare to restructure its balance sheet and refinance its debt. It is anticipated that the restructuring would be effected through a proceeding under Chapter 11 of the Bankruptcy Code, and the Company has retained bankruptcy counsel and is consulting with its significant stockholders, lenders and other advisors. Although there can be no assurances that debtor-in-possession financing will be available to the Company, it has also initiated discussions with lenders regarding such financing.

         The extension of the maturity date was effectuated by executing Amendment Number Nine to Loan Agreement dated as of April 8, 2003, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. In addition to the extension, the Amendment also amends certain terms of the Company's revolving credit facility. Most significantly, the Amendment reduces the availability of borrowings under Tranche A of the facility from $100 million to $78 million though the Company's borrowing capacity under other tranches of the facility is not reduced. In connection with the Amendment, the Company has paid an aggregate fee of $100,000 to the lenders under Tranche B-Prime of the revolving credit facility, which are an affiliate of Carl C. Icahn and an affiliate of Stephen Feinberg. Mr. Icahn and Mr. Feinberg and their affiliates are respectively the largest and second largest stockholders of the Company.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain information contained in this Current Report on Form 8-K constitutes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements reflect the current views of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements, including, among others, the risks discussed from time to time in the Company's filings with the Securities and Exchange Commission and other regulatory authorities. Should one or more of these risks or uncertainties materialize, or should assumptions underlying the forward-looking statements prove incorrect, actual results may vary materially from those described herein. These risks and uncertainties should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)    Financial Statements of Businesses Acquired.

                Not applicable.

         (b)    Pro Forma Financial Information.

                Not applicable.

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         (c)    Exhibits.

                10.1 Amendment Number Nine to Loan Agreement, dated as of April 8, 2003, among the Company and various of its lenders, with Foothill Capital Corporation acting as Arranger and Administrative Agent.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PHILIP SERVICES CORPORATION



Date:  April 9, 2003                      By: /s/ Robert L. Knauss
                                             -----------------------------------
                                             Robert L. Knauss
                                             Chairman of the Board and Principal
                                             Executive Officer


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                                 EXHIBIT INDEX


EXHIBIT NO.       DOCUMENT
-----------       --------

   10.1 Amendment Number Nine to Loan Agreement, dated as of April 8, 2003, among the Company and various of its lenders, with Foothill Capital Corporation acting as Arranger and Administrative Agent.